UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On January 29, 2015, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the twelve months and fourth quarter of 2014. A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some financial measures outside of generally accepted accounting principles (GAAP), referred to as non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.” It also appears in the table entitled “Consolidated Quarterly Statements of Income” under “Additional Data.” The second non-GAAP financial measure, Net interest income-tax equivalent, appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Quarterly Statements of Income” page. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income - tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)	2014	2014	2014	2014	2013	2014	2013
Net interest income	$61,139	$58,363	$54,304	$54,819	$55,804	$228,625	$228,320
Tax equivalent adjustment	946	818	758	702	635	3,224	2,142
Net interest income - tax equivalent	$62,085	$59,181	$55,062	$55,521	$56,439	$231,849	$230,462

Average earning assets	$6,617,104	$6,326,315	$5,880,933	$5,821,130	$5,677,734	$6,164,003	$5,753,337

Net interest margin*	3.67%	3.66%	3.70%	3.82%	3.90%	3.71%	3.97%
Net interest margin (fully tax equivalent)*	3.72%	3.71%	3.76%	3.87%	3.94%	3.76%	4.01%

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release shows a non-GAAP ratio in the "Credit Quality" page of allowance for loan and leases losses (allowance) plus loan marks, net of the indemnification asset to total loans. The following table provides a reconciliation of this ratio to the corresponding GAAP components.

	December 31, 2014
(Dollars in thousands)	Three Months Ended	Twelve Months Ended
Allowance	$52,858	$52,858
Loan marks	42,434	42,434
Allowance and loan marks	95,292	95,292
Indemnification asset	(22,666)	(22,666)
Allowance and loan marks, net of indemnification asset (a)	$72,626	$72,626

Loans	$4,777,235	$4,777,235
Loan marks	42,434	42,434
Total loans (b)	$4,819,669	$4,819,669

Allowance and loan marks, net of indemnification asset, to total loans (a)/(b)	1.51%	1.51%

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page. These ratios are: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Ending tangible shareholders' equity as a percent of ending tangible assets and Average tangible shareholders' equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release. The following table provides a reconciliation of these ratios to the corresponding GAAP components. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013	2014	2013
	(Dollars in thousands, except per share data)
Net income (a)	$18,599	$15,344	$15,953	$15,104	$3,785	$65,000	$48,349

Average total shareholders' equity	$780,131	$745,729	$696,609	$684,332	$700,063	$727,015	$701,425
Less:
Goodwill	(137,739)	(137,458)	(95,050)	(95,050)	(95,050)	(137,739)	(95,050)
Intangible assets	(8,114)	(8,542)	(5,344)	(5,566)	(5,924)	(8,114)	(5,924)
Average tangible equity (b)	634,278	599,729	596,215	583,716	599,089	581,162	600,451

Total shareholders' equity	784,077	773,912	705,831	691,347	682,161	784,077	682,161
Less:
Goodwill	(137,739)	(137,458)	(95,050)	(95,050)	(95,050)	(137,739)	(95,050)
Intangible assets	(8,114)	(8,542)	(5,344)	(5,566)	(5,924)	(8,114)	(5,924)
Ending tangible equity (c)	638,224	627,912	605,437	590,731	581,187	638,224	581,187

Total assets	7,217,821	7,353,469	6,545,744	6,499,089	6,417,213	7,217,821	6,417,213
Less:
Goodwill	(137,739)	(137,458)	(95,050)	(95,050)	(95,050)	(137,739)	(95,050)
Intangible assets	(8,114)	(8,542)	(5,344)	(5,566)	(5,924)	(8,114)	(5,924)
Ending tangible assets (d)	7,071,968	7,207,469	6,445,350	6,398,473	6,316,239	7,071,968	6,316,239

Risk-weighted assets (e)	5,311,573	5,202,123	4,464,578	4,376,505	4,276,152	5,311,573	4,276,152

Total average assets	7,241,869	6,937,283	6,454,252	6,399,235	6,232,971	6,760,959	6,281,411
Less:
Goodwill	(137,739)	(137,458)	(95,050)	(95,050)	(95,050)	(137,739)	(95,050)
Intangible assets	(8,114)	(8,542)	(5,344)	(5,566)	(5,924)	(8,114)	(5,924)
Average tangible assets (f)	7,096,016	6,791,283	6,353,858	6,298,619	6,131,997	6,615,106	6,180,437

Ending common shares outstanding (g)	61,456,547	61,368,473	57,718,317	57,709,937	57,533,046	61,456,547	57,533,046

Ratios
Return on average tangible shareholders' equity (a)/(b)	11.63%	10.15%	10.73%	10.49%	2.51%	11.18%	8.05%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (c)/(d)	9.02%	8.71%	9.39%	9.23%	9.20%	9.02%	9.20%
Risk-weighted assets (b)/(e)	12.02%	12.07%	13.56%	13.50%	13.59%	12.02%	13.59%
Average tangible shareholders' equity of average tangible assets (b)/(f)	8.94%	8.83%	9.38%	9.27%	9.77%	8.79%	9.72%
Tangible book value per share (c)/(g)	$10.38	$10.23	$10.49	$10.24	$10.10	$10.38	$10.10

First Financial Bancorp also provided electronic presentation slides on its web site used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2.

The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Exhibits.

(d)    Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1    First Financial Bancorp. Press Release dated January 29, 2015 - Furnished.
99.2    First Financial Bancorp. January 30, 2015 Earnings Call slides - Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	January 29, 2015

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.        Description

99.1            First Financial Bancorp. Press Release dated January 29, 2015.
99.2            First Financial Bancorp. January 30, 2015 Earnings Call slides.